UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SUNOPTA INC.

(Name of Registrant as Specified in its Charter)

_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of SunOpta Inc. ("SunOpta" or the "Company") by Refresco, pursuant to an Arrangement Agreement, dated as of February 6, 2026, among SunOpta, Pegasus BidCo B.V. and 2786694 Alberta Ltd.:

(1) SunOpta's CEO Email Messages to Employees;

(2) SunOpta Customer Email Template; and

(3) SunOpta Supplier Email Template.

SunOpta CEO Email Messages to Employees

From: Brian Kocher <omitted>
Sent: Friday, February 6, 2026 4:54 PM
To: ###All SunOpta Users <omitted>
Subject: RE: Town Hall Follow-Up

Team, thank you for the thoughtful questions during today's Town Hall on the Refresco acquisition. If you weren't able to join, please take a moment to watch the replay and read the press release so you have the full context.

Remember that there will be no immediate changes to employee roles, compensation or reporting lines. There will be no changes to contractual terms and conditions or to any business processes. Nothing changes over the next 3-4 months while we work to close this deal. Let's keep driving results.

We'll continue to share updates openly as new details become available. You can also submit anonymous questions here; we'll group them into key themes and address them in our next Town Huddle.

Your steady, consistent work showed up in our strong November and December, where every salable case and every dollar counted. Let's keep doing great work and aim to be better tomorrow than today.

Have a good weekend!

Brian

From: Brian Kocher <omitted>
Sent: Friday, February 6, 2026 7:25 AM
To: ###All SunOpta Users <omitted>
Subject: Important Company Update: SunOpta to Join Refresco

Dear SunOpta Team,

Today, we are announcing the next phase of SunOpta. For over a year, we have been evaluating opportunities to accelerate our growth and we found a great partner. Refresco, a leading independent beverage solutions provider, has entered into an agreement to acquire our company.

Refresco is a partner who truly believes in our strengths, our people and the momentum we've built. While approvals and closing steps are still ahead, this marks an exciting new chapter with tremendous opportunity for growth and innovation.

I want to be very clear that there are no immediate changes to your role, reporting structure, compensation or benefits. Same as yesterday, every single saleable case matters, every dollar matters and every individual role in this company matters. In the immediate term, there are no change to anyone's responsibility or accountability.

We were chosen because of the exceptional work this team does every day. Refresco values our people, culture and capabilities and intends to build on them, not replace them.

This is an exciting moment for SunOpta and our team. However, I know change brings questions. We will share more detail in a Town Hall at 10:00 a.m. CT today and be available to answer questions. While local employees are not required to come to EPIC for the Town Hall, they are welcome to join in person. Members of the SLT will be on site and available to answer questions. Know that we are committed to transparency and will support you every step of the way.

Again, nothing changes today about how we operate, and we will continue delivering for our customers and each other. Let's stay positive, stay aligned and keep driving results. We've built something special, and this next chapter gives us even more room to run.

Thanks for everything you do. I'm proud of this team and excited for where we're headed.

Brian

SunOpta Customer Email Template

Sent: February 6, 2026

Dear Valued Partner,

Today marks an exciting new chapter in SunOpta's journey, as we continue our commitment to offering nourishing and sustainable choices. With a focus on being a trusted solutions provider, SunOpta is dedicated to serving our customers with excellence and integrity.

We're delighted to share that SunOpta is joining forces with Refresco, a global leader in beverage manufacturing, so we can create even better experiences for you and your consumers. We're combining our passion for healthy, plant-based foods with Refresco's global footprint and beverage manufacturing expertise, allowing us to provide you with additional solutions into the future.

Here's what this means for you:

• More Solutions: Our wider range of capabilities means even more solutions, allowing you to deliver the best solutions at speed.

• Greater innovation: By uniting our strengths, we'll bring new and exciting products to your table, tailored to your consumers evolving tastes and needs.

• Positive impact: As a larger, purpose-driven company, SunOpta is more committed than ever to making a real difference for people and the planet, so every choice you make supports a healthier world.

As we begin this exciting integration, we will share additional details as they become available. In the meantime, it is business as usual with no change to your main SunOpta contact or your SunOpta agreement.

We're grateful to have you with us on this journey. Your satisfaction inspires everything we do. We can't wait to share the next generation of SunOpta growth - created for you, your consumers, and the future we're building together.

Sincerely,

[•]

SunOpta Supplier Email Template

Sent: February 6, 2026

Dear Valued Supplier,

We are writing to inform you that SunOpta has entered into an agreement to be acquired by Refresco. This strategic transaction brings together two organizations with complementary capabilities and a shared commitment to operational excellence, quality, and long-term partnership.

This communication is intended to address what this development means for you as a valued supplier to our Supply Chain organization.

At this time, there are no immediate changes to our existing supplier relationships. Specifically:

• All current contracts, pricing, terms, and conditions remain in effect

• Existing purchase orders, forecasts, and delivery schedules remain valid

• Points of contact, ordering processes, and payment practices are unchanged

You should continue to conduct business with us as you do today unless formally notified otherwise.

Ensuring continuity of supply and minimizing disruption are top priorities throughout the acquisition and integration process. We expect suppliers to:

• Maintain current service, quality, delivery, and compliance standards

• Continue meeting contractual and regulatory obligations

• Promptly communicate any supply risks, constraints, or changes in capacity

Our teams remain fully engaged in managing day-to-day operations and supporting our customers.

As part of the acquisition, the combined organization will evaluate opportunities to align supply chain strategies, systems, and supplier networks over time. Any future changes that may impact suppliers - including sourcing strategies, onboarding requirements, or system integrations - will be communicated clearly and well in advance.

Please note that no immediate action is required from you at this time.

If you have questions or concerns, please contact your existing SunOpta Supply Chain representative. We will continue to provide updates as appropriate and value open, transparent communication throughout this process.

We appreciate your continued partnership, flexibility, and support. We look forward to strengthening our collaboration as part of the combined organization.

Sincerely,

[•]

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication, including any statements regarding the expected timetable for completing the transaction between SunOpta and Refresco, the results, effects, benefits and synergies of the transaction, future opportunities for SunOpta, future financial performance and condition, guidance and any other statements regarding SunOpta's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "probable," "project," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "would," "potential," "may," "might," "anticipate," "likely" "plan," "positioned," "strategy," and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on SunOpta and its shareholders; the status of matters while the transaction is pending; the anticipated timing and the various steps to be completed in connection with the transaction, including receipt of shareholder, court and regulatory approvals; and the anticipated timing for closing of the transaction. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, (1) risks related to the consummation of the transaction, including (a) the risks that SunOpta shareholder approval may not be obtained on the expected timeline, or at all, (b) the risks that the parties fail to secure the termination or expiration of any waiting period applicable under the HSR Act or fail to receive any required approvals or clearances under any other applicable antitrust laws, (c) the risk that any other condition to closing may not be satisfied, (d) the risk that the closing of the transaction might be delayed or not occur at all, (e) the possibility that SunOpta fails to obtain the interim and final orders in respect of the transaction from the Ontario Superior Court of Justice (Commercial List) on the expected timeline, or at all, (f) the risk that all or part of Refresco's financing may not become available, or (g) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (2) the risk that the anticipated timing of mailing the management information circular and proxy statement or the timing of the holding of the special meeting of shareholders of SunOpta may not be possible or achieved; (3) the risk of any event, change or other circumstance that could give rise to the termination of the arrangement agreement and the effects that any termination of the arrangement agreement may have on SunOpta and its business, including the risk that SunOpta's share price may decline significantly if the proposed transaction is not completed, or the risk that SunOpta may be required to pay a termination fee; (4) the effects that the announcement or pendency of the proposed transaction may have on SunOpta and its business, including the risks that as a result (a) SunOpta's business, operating results or share price may suffer, (b) SunOpta's current plans and operations may be disrupted, (c) SunOpta's ability to retain or recruit key employees may be adversely affected, (d) SunOpta's business relationships (including, customers and suppliers) may be adversely affected, or (e) SunOpta's management's or employees' attention may be diverted from other important matters; (5) the effect of limitations that the arrangement agreement places on SunOpta's ability to operate its business, return capital to shareholders or engage in alternative transactions; (6) the risk of litigation relating to the proposed transaction; (7) the risk of changes in governmental regulations or enforcement practices; and (8) the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the transaction.

Additional factors that could cause results to differ materially from those described above can be found in SunOpta's Annual Report on Form 10-K for the year ended December 28, 2024, and subsequent Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission and available from SunOpta's website at www.sunopta.com under the "Investor Relations" tab, and in other documents SunOpta files with the Securities and Exchange Commission and under its profile on the System for Electronic Document Analysis and Retrieval (SEDAR+).

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SunOpta disclaims any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute a solicitation of any vote or approval with respect to the transaction or otherwise, or an offer to sell or the solicitation of an offer to subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction, SunOpta intends to file materials with the Securities and Exchange Commission and Canadian securities regulatory authorities, as applicable. SunOpta intends to file a notice of the special meeting of SunOpta's shareholders and accompanying management information circular and proxy statement with the Securities and Exchange Commission on EDGAR at www.sec.gov, and with Canadian securities regulatory authorities under its profile on the System for Electronic Document Analysis and Retrieval (SEDAR+) at www.sedarplus.ca, in connection with the solicitation of proxies to obtain shareholder approval. Following the filing of the management information circular and proxy statement with the Securities and Exchange Commission and with Canadian securities regulatory authorities, SunOpta will mail the management information circular and proxy statement to each shareholder of SunOpta entitled to vote at the special meeting of SunOpta shareholders. This communication is not a substitute for the management information circular and proxy statement or for any other document that SunOpta may file with the Securities and Exchange Commission or Canadian securities regulatory authorities or send to SunOpta's shareholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF SUNOPTA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY SUNOPTA WITH THE SECURITIES AND EXCHANGE COMMISSION OR CANADIAN SECURITIES REGULATORY AUTHORITIES, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUNOPTA, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Shareholders of SunOpta will be able to obtain free copies of the management information circular and proxy statement, as may be amended from time to time, and other relevant documents filed by SunOpta with the Securities and Exchange Commission and Canadian securities regulatory authorities (when they become available) through the website maintained by the Securities and Exchange Commission at www.sec.gov or under its profile on the System for Electronic Document Analysis and Retrieval (SEDAR+) at www.sedarplus.ca, as applicable. Copies of documents filed with the Securities and Exchange Commission by SunOpta will be available free of charge from SunOpta's website at www.sunopta.com.

Participants in Solicitation

SunOpta and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SunOpta shareholders in connection with the proposed transaction. Information regarding SunOpta's directors and executive officers is available in (a) SunOpta's Annual Report on Form 10-K for the fiscal year ended December 28, 2024, which was filed with the Securities and Exchange Commission on February 26, 2025; (b) SunOpta's management information circular and definitive proxy statement for its 2025 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 11, 2025; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of SunOpta's securities by its directors or executive officers have changed since the amounts set forth in SunOpta's proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the Securities and Exchange Commission. Investors may obtain additional information regarding the interests of such participants by reading the management information circular and proxy statement regarding the transaction when it becomes available. Copies of the documents filed with the Securities and Exchange Commission by SunOpta are, or will be as applicable, available free of charge through the website maintained by the Securities and Exchange Commission at www.sec.gov and at SunOpta's website at www.sunopta.com.